13834800v3 10/26/2022 8:50 AM 1075.279 CONSENT UNDER THIRD AMENDED AND RESTATED CREDIT AGREEMENT This CONSENT UNDER THIRD AMENDED AND RESTATED CREDIT AGREEMENT (this "Consent") is entered into as of October 26, 2022 by and among HF FOODS GROUP INC., a Delaware corporation ("HF"), B&R GLOBAL HOLDINGS, INC., a Delaware corporation ("B&R"), RONGCHENG TRADING, LLC, a California limited liability company ("Rongcheng"), CAPITAL TRADING, LLC, a Utah limited liability company ("Capital"), WIN WOO TRADING, LLC, a California limited liability company ("Win Woo"), R & C TRADING L.L.C., an Arizona limited liability company ("R & C"), GREAT WALL SEAFOOD LA, LLC, a California limited liability company ("Great Wall"), B & L TRADING, LLC, a Washington limited liability company ("B & L"), MOUNTAIN FOOD, LLC, a Colorado limited liability company ("Mountain"), MIN FOOD INC., a California corporation ("Min Food"), MONTEREY FOOD SERVICE, LLC, a California limited liability company ("Monterey"), HAN FENG, INC., a North Carolina corporation ("Han Feng"), NEW SOUTHERN FOOD DISTRIBUTORS, INC., a Florida corporation ("NSFD"), KIRNLAND FOOD DISTRIBUTION, INC., a Georgia corporation ("Kirnland"), GREAT WALL SEAFOOD IL, L.L.C., an Illinois limited liability company ("Great Wall IL"), GREAT WALL SEAFOOD TX, L.L.C., a Texas limited liability company ("Great Wall TX"), GREAT WALL SEAFORD VA, L.L.C., a Virginia limited liability company ("Great Wall VA"; HF, B&R, Rongcheng, Capital, Win Woo, R & C, Great Wall, B & L, Mountain, Min Food, Monterey, Han Feng, NSFD, Kirnland, Great Wall IL, Great Wall TX and Great Wall VA are collectively referred to as the "Working Capital Borrowers"), B & R REALTY, LLC, a California limited liability company ("Realty"), LUCKY REALTY, LLC, a California limited liability company ("Lucky"), GENSTAR REALTY, LLC, a California limited liability company ("Genstar"), MURRAY PROPERTIES, LLC, a Utah limited liability company ("Murray"), FORTUNE LIBERTY, LLC, a Utah limited liability company ("Fortune"), A & KIE, LLC, an Arizona limited liability company("A & Kie"), LENFA FOOD, LLC, a Colorado limited liability company ("Lenfa"), BIG SEA REALTY, LLC, a Washington limited liability company ("Big Sea"; Realty, Lucky, Genstar, Murray, Fortune, A & Kie, Lenfa and Big Sea are collectively referred to as the "Real Estate Borrowers"; the Working Capital Borrowers and the Real Estate Borrowers, each a "Borrower" and collectively, the "Borrowers"), the Lenders party hereto and JPMORGAN CHASE BANK, N.A., as administrative agent for the Lenders (in such capacity, "Administrative Agent"). W I T N E S S E T H: WHEREAS, the Borrowers, the other Loan Parties party thereto, the Lenders party thereto and Administrative Agent are parties to that certain Third Amended and Restated Credit Agreement dated as of March 31, 2022 (as amended, restated, supplemented or otherwise modified from time to time, the "Credit Agreement"; capitalized terms used herein but not otherwise defined shall have the meanings set forth in the Credit Agreement); WHEREAS, pursuant to Section 5.01(a) of the Credit Agreement, the Borrowers are required to deliver to Administrative Agent and the Lenders, on or before October 27, 2022, the audited financial statements of HF Foods for the fiscal year ended December 31, 2021 (the "2021 Audit") and the 10-K filing of HF Foods for the fiscal year ended December 31, 2021 (the "2021 10-K"); WHEREAS, the Borrowers have requested that Administrative Agent and Required Lenders consent to the delivery of the 2021 Audit and the 2021 10-K on or before December 31, 2022 or, with the consent of Administrative Agent in its discretion, on or before January 31, 2023;

-2- WHEREAS, Administrative Agent and Required Lenders have agreed to the foregoing, on the terms and conditions contained herein; NOW THEREFORE, in consideration of the mutual conditions and agreements set forth in the Credit Agreement and this Consent, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows: 1. Consents. Notwithstanding Section 5.01(a) of the Credit Agreement to the contrary, subject to the satisfaction of the conditions precedent set forth in Section 2 below, and in reliance on the representations and warranties set forth in Section 3 below, Administrative Agent and Required Lenders hereby consent to the delivery of the 2021 Audit and the 2021 10-K on or before December 31, 2022 or, with the consent of Administrative Agent in its discretion, on or before January 31, 2023. The foregoing is a limited consent and, other than as expressly set forth herein, shall not constitute (i) a modification or alteration of the terms, conditions or covenants of the Credit Agreement or any other Loan Document or (ii) a waiver, release or limitation upon the exercise by Administrative Agent and/or any Lender of any of its rights, legal or equitable, thereunder. 2. Conditions to Effectiveness. The effectiveness of Section 1 of this Consent is subject to the following conditions precedent: (a) Administrative Agent shall have received a fully executed copy of this Consent executed by each Borrower, Administrative Agent and Required Lenders; and (b) no Default or Event of Default shall have occurred and be continuing or shall be caused by the transactions contemplated by, or after giving effect to, this Consent. 3. Representations and Warranties. To induce Administrative Agent and the Lenders to enter into this Consent, each of the Borrowers hereby represents and warrants to Administrative Agent and the Lenders that: (i) the execution, delivery and performance of this Consent has been duly authorized by all requisite action on the part of such Person and this Consent has been duly executed and delivered by such Person; (ii) immediately before and after giving effect to the consummation of the transactions contemplated by this Consent, each of the representations and warranties of the Loan Parties set forth in the Credit Agreement and each of the other Loan Documents are true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof) as of the date hereof (except to the extent they relate to an earlier date, in which case they shall have been true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof) as of such earlier date); and (iii) immediately before and after giving effect to this Consent, no Default or Event of Default has occurred and is continuing. 4. Release. (a) In consideration of the agreements of Administrative Agent and the Lenders contained herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, each of the Borrowers, on behalf of itself and its successors, assigns, and other legal representatives (each such Loan Party and all such other Persons being hereafter referred to collectively as the "Releasors" and individually as a "Releasor"), hereby absolutely, unconditionally and irrevocably releases, remises and forever discharges Administrative Agent and the Lenders, and each of their successors and assigns, and each of their present and former shareholders, affiliates, subsidiaries, divisions, predecessors, directors, officers, attorneys, employees, agents, other representatives (Administrative Agent

-3- and the Lender and all such other Persons being hereinafter referred to collectively as the "Releasees" and individually as a "Releasee"), of and from all demands, actions, causes of action, suits, controversies, damages and any and all other claims, counterclaims, defenses, rights of set-off and liabilities whatsoever, including claims for breach of contract, (individually, a "Claim" and collectively, "Claims") of every name and nature, known or unknown, suspected or unsuspected, both at law and in equity, which any Releasor may now own, hold, have or claim to have against the Releasees or any of them for, upon, or by reason of any circumstance, action, cause or thing whatsoever which arises at any time on or prior to the day and date of this Consent for or on account of, or in relation to, or in any way in connection with the Credit Agreement or any of the other Loan Documents or transactions thereunder or related thereto; provided that nothing in this paragraph shall modify, amend, or terminate the Credit Agreement, any of the other Loan Documents, or any other contract or agreement to which a Releasor is a party or of which the Releasor is a beneficiary and further provided that nothing in this paragraph shall release, remise or discharge any Releasee from liability for future performance due under any such contracts or agreements or with respect to any demand deposit account. (b) Each Releasor understands, acknowledges and agrees that the release set forth above may be pleaded as a full and complete defense and may be used as a basis for an injunction against any action, suit or other proceeding which may be instituted, prosecuted or attempted in breach of the provisions of such release. (c) Each Releasor agrees that no fact, event, circumstance, evidence or transaction which could now be asserted or which may hereafter be discovered shall affect in any manner the final, absolute and unconditional nature of the release set forth above. 5. Severability. Any provision of this Consent held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions thereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction. 6. References. Any reference to the Credit Agreement contained in any Loan Document or any other document, instrument or agreement executed in connection with the Credit Agreement shall be deemed to be a reference to the Credit Agreement as modified by this Consent. 7. Counterparts. This Consent may be executed in one or more counterparts, each of which shall constitute an original, but all of which taken together shall be one and the same instrument. Delivery by telecopy or electronic portable document format (i.e., "pdf") transmission of executed signature pages hereof from one party hereto to another party hereto shall be deemed to constitute due execution and delivery by such party. 8. Ratification. The terms and provisions set forth in this Consent shall modify and supersede all inconsistent terms and provisions of the Credit Agreement and shall not be deemed to be a consent to the modification or waiver of any other term or condition of the Credit Agreement or any of the other Loan Documents. Except as expressly modified and superseded by this Consent, the terms and provisions of the Credit Agreement are ratified and confirmed and shall continue in full force and effect. 9. Governing Law. This Consent shall be governed by and construed in accordance with the internal laws (and not the law of conflicts) of the State of Illinois, but giving effect to federal laws applicable to national banks. [Signature pages follow]